EXHIBIT 99.4
                                  ------------


                              The Swap Confirmation

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                                                                [JPMORGAN LOGO]


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 ATTN:            DEUTSCHE BANK NATIONAL TRUST COMPANY not in its individual capacity, but solely as Swap Trustee for the Swap Trust for the IndyMac INDX Mortgage Loan Trust 2006-AR29

                  oe Campbell
                  el: (714) 247-6249
                  ax: (714) 247-6246
                  mail: joseph.l.campbell@db.com

 FROM:            Carmine Pilla
                  JPMorgan Chase Bank, N.A.

 RE:              Interest Rate Swap Confirmation

 YOUR REF:
 OUR REF:

 DATE SENT:





 NO OF PAGES:     8 (Including Cover)


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                        URGENT: PLEASE SIGN AND FAX THIS
                        CONFIRMATION TO (001) 8888033606

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                                                                [JPMORGAN LOGO]


                         Interest Rate Swap Transaction


The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between:

                            JPMORGAN CHASE BANK, N.A.
                                  ("JPMorgan")

                                       and

    DEUTSCHE BANK NATIONAL TRUST COMPANY not in its individual capacity, but solely as Swap Trustee on behalf of IndyMac INDX Mortgage Loan Trust 2006-AR29
                              (the "Counterparty")

on the Trade Date and identified by the JPMorgan Deal Number specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below, and supersedes any previous confirmation or other writing with respect to the transaction described below.

The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of September 28, 2006, as amended and supplemented from time to time (the "Agreement"), between JPMORGAN CHASE BANK, N.A. ("JPMorgan") and DEUTSCHE BANK NATIONAL TRUST COMPANY not in its individual capacity, but solely as Swap Trustee for the Swap Trust for the IndyMac INDX Mortgage Loan Trust 2006-AR29 (the "Counterparty"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.


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                                                                 [JPMORGAN LOGO]

The terms of the particular Interest Rate Swap Transaction to which this Confirmation relates are as follows:


A. TRANSACTION DETAILS

JPMorgan Deal Number(s):

Notional Amount:                                    Per attached schedule in Exhibit A

Trade Date:                                         September 20, 2006

Effective Date:                                     September 29, 2006

Termination Date:                                   25 September  2013 subject to  adjustment  in  accordance
                                                    with the Following Business Day Convention


Fixed Amounts:

Fixed Rate Payer:                                   Counterparty

Fixed Rate Payer Period End Dates:                  The 25th of each month in each year commencing with
                                                    October 25, 2006 to and including the Termination Date,
                                                    subject to no adjustment

Fixed Rate Payer Payment Dates:                     The Fixed Rate Payer Period End Date, subject to
                                                    adjustment in accordance with the Following Business Day
                                                    Convention

Fixed Rate:                                         5.1435 percent

Fixed Rate Day Count Fraction:                      30/360

Business Days:                                      New York


Floating Amounts:

Floating Rate Payer:                                JPMorgan

Floating Rate Payer Period End Dates:               The 25th of each month in each year commencing with
                                                    October 25, 2006 to and including the Termination Date,
                                                    subject to no adjustment

Floating Rate for initial Calculation               5.32438 percent
Period:

Floating Rate Payer Payment Dates:                  Two (2) Business days preceding each Floating Rate Payer
                                                    Period End Date.

loating Rate Option:                                USD-LIBOR-BBA

Designated Maturity:                                1 Month


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                                                                 [JPMORGAN LOGO]

Spread:                                             None

Floating Rate Day Count Fraction:                   Actual/360

Reset Dates:                                        The first day of each Calculation Period.

Compounding:                                        Inapplicable

Business Days:                                      New York

Calculation Agent:                                  JPMorgan, unless otherwise stated in the Agreement.


B. ACCOUNT DETAILS
Payments to JPMorgan in USD:               JPMORGAN CHASE BANK NA
                                           JPMORGAN CHASE BANK NA
                                           BIC: CHASUS33XXX
                                           AC No: 099997979

Payments to Counterparty in USD:  Deutsche Bank Trust Co- Americas
                                  New York, NY  10006
                                  ABANumber: 021-001-033
                                  Account Number: 014-19-663
                                  Name NYLTD Funds Control-Stars West
                                  Re: IndyMac INDX Mortgage Loan Trust 2006-AR29


C. OFFICES

JPMorgan:                               NEW YORK

Counterparty:                           SANTA ANA


D. RELATIONSHIP BETWEEN PARTIES

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is capable of assuming, and assumes the risks of that Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.


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                                                                 [JPMORGAN LOGO]

E. TRUSTEE CAPACITY

It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Trustee (i) this Confirmation is executed and delivered by DEUTSCHE BANK NATIONAL TRUST COMPANY not in its individual capacity, but solely as Swap Trustee for the Swap Trust for the IndyMac INDX Mortgage Loan Trust 2006-AR29 Mortgage Pass-Through Certificates, Series 2006-AR29 under the Pooling and Servicing Agreement, dated as of September 1, 2006, among IndyMac MBS, Inc., a Delaware corporation, as depositor (the "Depositor"), IndyMac Bank, F.S.B. ("IndyMac"), a federal savings bank, as seller (in that capacity, the "Seller") and as servicer (in that capacity, the "Servicer"), and Deutsche Bank National Trust Company, a national banking association, as trustee (the "Trustee") and as swap trustee (in that capacity, the "Swap Trustee"), in the exercise of the powers and authority conferred and vested in it thereunder, (ii) under no circumstances shall DEUTSCHE BANK NATIONAL TRUST COMPANY, in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation, and (iii) each of the representations, undertakings and agreements herein made on behalf of the Counterparty is made and intended not as personal representations, undertakings and agreements of the Counterparty.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms. When referring to this Confirmation, please indicate: JPMorgan Deal Number(s):

JPMorgan Chase Bank, N.A.


/s/ Carmine Pilla
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Name:         Carmine Pilla
              -----------------------------------------------------

Title:        Vice President
              -----------------------------------------------------


Accepted and confirmed as of the date first written:

DEUTSCHE BANK NATIONAL TRUST COMPANY not in its individual capacity, but solely as Swap Trustee for the Swap Trust for the IndyMac INDX Mortgage Loan Trust 2006-AR29


/s/ Marion Hogan
-------------------------------------------------------------------

Name:        Marion Hogan
             -----------------------------------------------------

Title:       Associate
             -----------------------------------------------------

Your reference number:
                               -----------------------------------


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                                                                 [JPMORGAN LOGO]


                                    Exhibit A
                                    ---------

            start period         end period          notional
             9/29/2006           10/25/2006       825,000,000.01
             10/25/2006          11/25/2006       815,462,180.77
             11/25/2006          12/25/2006       804,763,428.01
             12/25/2006           1/25/2007       792,928,562.14
             1/25/2007            2/25/2007       779,988,416.33
             2/25/2007            3/25/2007       765,981,276.56
             3/25/2007            4/25/2007       750,946,774.55
             4/25/2007            5/25/2007       734,930,164.57
             5/25/2007            6/25/2007       717,984,185.24
             6/25/2007            7/25/2007       700,183,556.86
             7/25/2007            8/25/2007       681,610,119.72
             8/25/2007            9/25/2007       662,471,295.20
             9/25/2007           10/25/2007       642,999,315.01
             10/25/2007          11/25/2007       624,099,268.97
             11/25/2007          12/25/2007       605,754,367.68
             12/25/2007           1/25/2008       587,948,314.37
             1/25/2008            2/25/2008       570,665,290.49
             2/25/2008            3/25/2008       553,889,941.61
             3/25/2008            4/25/2008       537,607,363.87
             4/25/2008            5/25/2008       521,803,090.73
             5/25/2008            6/25/2008       506,463,080.14
             6/25/2008            7/25/2008       491,573,702.13
             7/25/2008            8/25/2008       477,121,726.66
             8/25/2008            9/25/2008       463,094,311.94
             9/25/2008           10/25/2008       449,478,993.03
             10/25/2008          11/25/2008       436,263,670.76
             11/25/2008          12/25/2008       423,436,601.03
             12/25/2008           1/25/2009       410,986,384.38
             1/25/2009            2/25/2009       398,274,759.68
             2/25/2009            3/25/2009       386,563,746.91
             3/25/2009            4/25/2009       375,196,819.16
             4/25/2009            5/25/2009       363,990,070.32
             5/25/2009            6/25/2009       353,286,444.66
             6/25/2009            7/25/2009       342,490,935.89
             7/25/2009            8/25/2009       330,256,673.26
             8/25/2009            9/25/2009       317,383,653.87
             9/25/2009           10/25/2009       301,705,279.71
             10/25/2009          11/25/2009       292,831,907.51
             11/25/2009          12/25/2009       284,219,292.94
             12/25/2009           1/25/2010       275,859,778.31
             1/25/2010            2/25/2010       267,745,930.69
             2/25/2010            3/25/2010       259,870,535.32
             3/25/2010            4/25/2010       252,226,589.22
             4/25/2010            5/25/2010       244,807,294.94
             5/25/2010            6/25/2010       237,606,054.59
             6/25/2010            7/25/2010       230,616,463.91
             7/25/2010            8/25/2010       223,832,306.67
             8/25/2010            9/25/2010       217,247,549.08
             9/25/2010           10/25/2010       210,807,773.50
             10/25/2010          11/25/2010       204,605,839.31
             11/25/2010          12/25/2010       198,559,909.11
             12/25/2010           1/25/2011       192,586,215.39


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                                       20
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                                                                 [JPMORGAN LOGO]


             1/25/2011            2/25/2011       186,800,061.70
             2/25/2011            3/25/2011       181,303,931.80
             3/25/2011            4/25/2011       175,879,075.67
             4/25/2011            5/25/2011       170,347,740.32
             5/25/2011            6/25/2011       162,835,366.65
             6/25/2011            7/25/2011       155,065,210.51
             7/25/2011            8/25/2011       133,242,140.47
             8/25/2011            9/25/2011       118,050,295.50
             9/25/2011           10/25/2011        28,654,269.07
             10/25/2011          11/25/2011        27,812,316.92
             11/25/2011          12/25/2011        26,995,088.57
             12/25/2011           1/25/2012        26,201,858.39
             1/25/2012            2/25/2012        25,431,922.01
             2/25/2012            3/25/2012        24,684,595.74
             3/25/2012            4/25/2012        23,959,215.95
             4/25/2012            5/25/2012        23,255,138.47
             5/25/2012            6/25/2012        22,571,738.05
             6/25/2012            7/25/2012        21,908,407.77
             7/25/2012            8/25/2012        21,264,558.51
             8/25/2012            9/25/2012        20,639,618.44
             9/25/2012           10/25/2012        20,033,032.53
             10/25/2012          11/25/2012        19,444,262.00
             11/25/2012          12/25/2012        18,872,783.89
             12/25/2012           1/25/2013        18,318,090.61
             1/25/2013            2/25/2013        17,779,689.42
             2/25/2013            3/25/2013        17,257,102.07
             3/25/2013            4/25/2013        16,749,864.34
             4/25/2013            5/25/2013        16,257,525.62
             5/25/2013            6/25/2013        15,704,249.69
             6/25/2013            7/25/2013        15,242,617.76
             7/25/2013            8/25/2013        14,652,291.61
             8/25/2013            9/25/2013        9,406,735.90


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                                                                 [JPMORGAN LOGO]


Client Service Group
--------------------
All queries regarding confirmations should be sent to:

JPMorgan Chase Bank, N.A.

Contacts
--------
JPMorgan Contact               Telephone Number

Client Service Group           (001 ) 3026344960


Group E-mail address:
Facsimile:                     (001 ) 8888033606
Telex:
Cable:

Please quote the JPMorgan deal number(s):


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